Exhibit 23.2

                               THE LAW OFFICE OF
                                CONRAD C. LYSIAK
                        601 WEST FIRST AVENUE, SUITE 903
                           SPOKANE, WASHINGTON 99201
                                 (509) 624-1475
                              FAX: (509) 747-1770
                           EMAIL: CCLYSIAK@QWEST.NET

                                    CONSENT

I HEREBY CONSENT to the inclusion of my name in connection with the Form SB-2 Registration Statement filed with the Securities and Exchange Commission as attorney for the registrant, Giddy-up Productions, Inc.

DATED this 12th day of December, 2007.

                                    Yours truly,




                                    /s/ Conrad Lysiak
                                    Conrad C. Lysiak